Exhibit 10.5

Share Pledge Agreement

The Share Pledge Agreement (hereinafter referred to as “The Agreement” is entered into on December 23, 2018 in Beijing, People’s Republic of China (hereinafter referred to as “China”) by and between the parties as follows:

Party A: Beijing Goxus International Management Consulting Ltd. (hereinafter referred to as “Pledgee”), a wholly foreign-owned company incorporated and existing under the laws of China, with its address at Room 304, Floor 3, Building 5, No. 16 Courtyard. Chenguang East Road, Fangshan District, Beijing;

Party B (1) : Zhao Xingpeng, a natural person of the People's Republic of China, whose ID card number is 370181198704143418, whose address is Room 102, Unit 2, Building 3, No. 10, Wenhua Road, Sangyuan Village, Xianggongzhuang Town, Zhangqiu City, Shandong Province.

Party B (2): Bai Yanli, a natural person of the People's Republic of China, whose ID card number is 412828197809070020 and whose address is Room 902, Unit 2, Building B19, No. 135, Dongxing North Street, Zhuozhou City, Hebei Province.

Party B (3): Yang Huafeng, a natural person of the People's Republic of China, whose ID card number is 433123198104148130 and whose address is Squad 1, Heshui Village, Xinchang Township, Fenghuang County, Hunan Province.

Party B (4): Xiang Hui, a natural person of the People's Republic of China, whose ID card number is 360602198012281529 and whose address is Room 22, Unit 3, Building 21, Dongsan Village, Yuehu District, Yingtan City, Jiangxi Province.

Party B (5): Zhao Yuhong, a natural person of the People's Republic of China, whose ID card number is 370181198111213425, whose address is Room 102, Unit 2, Building 3, No. 10, Wenhua Road, Sangyuan Village, Xianggongzhuang Town, Zhangqiu City, Shandong Province.

Party B (6): Xiao Yunchuan, a natural person of the People's Republic of China, whose ID card number is 110108198310261117 and whose address is Room 103, Building 132, Dayou Beili, Haidian District, Beijing.

Party B (7): Zhai Hongtao, a natural person of the People's Republic of China, whose ID card number is 130638197601088515, and whose address is Room 301, Unit 2, Building 34, Taipingzhuang Dongli, Fangshan District, Beijing.

Party B (8): Zhao Jianhua, a natural person of the People's Republic of China, whose ID card number is 370102195908113318 and whose address is Room 201, Unit 3, Building 33, Area 7, Dianliu Xincun, Lixia District, Ji'nan City;

Party B (9): Cui Xiangli, a natural person of the People's Republic of China, whose ID card number is 310110196911243627 and whose address is Room 806, No. 5, Yijingdong Sanjing, Haizhu District, Guangzhou City;

Party B (10): Luo Bi, a natural person of the People's Republic of China, whose ID card number is 430722198207307118 and whose address is No. 23, Yanjiaping Squad, Baotapu Village, Sanhe Township, Hanshou County, Hunan Province.

Party B (11): Tang Xianliang, a natural person of the People's Republic of China, whose ID card number is 430421197909082438, whose address is Yanjiawan Squad, Maochating Village, Jiaoshan Township, Shigu District, Hengyang City, Hunan Province.

Party B (12): Wang Meng, a natural person of the People's Republic of China, whose ID card number is 110111198309200040 and whose address is No. 301, Gate 4, Building 6, Taipingqiao, Fengtai District, Beijing.

Party B (13): Li Jinhong, a natural person of the People's Republic of China, whose ID card number is 431222198702090722 and whose address is Hainan Normal University, No. 99, Longkunnan Road, Fucheng Town, Qiongshan District, Haikou City, Hainan Province;

Party B (14): Tian Zhonglei, a natural person of the People's Republic of China, whose ID card number is 37292419841207181X and whose address is Room 503, Unit 2, Building 27, Xinzhaojiayuan, Chaoyang District, Beijing.

Party B (15): Yu Zhongfu, a natural person of the People's Republic of China, whose ID card number is 11010319601108069X and whose address is Room 302, Unit 6, Building 7, Area 1, Nanli, Donghua City, Dongcheng District, Beijing.

Party B (16): Quyang Hongzhou Sculpture Garden Co., Ltd., a limited company established and existing in accordance with Chinese law. Its address is North Ring Road, Quyang County.

Party C: Goxus (Beijing) Creative and Cultural Ltd. (hereinafter referred to as "GCC", or "the Company"), a limited company established and existing in accordance with Chinese law, located at 1105, Floor 11, Building 5, Courtyard 16, Chenguang East Road, Fangshan District, Beijing.

(In the Agreement, Party B(1) to Party B (16)are collectively referred to as “Pledgor”, Pledgee, Pledgor and Party C shall be individually referred to as “one party”, and collectively as “parties”).

Whereas:

1. On the date of execution of the Agreement, Pledgor are all the registered shareholders of the Company, holding all the shares of the Company under law, and percentage of shareholding of each Pledgor refers to Appendix One hereof;

2. Pledgee, Pledgor and the Company signed Exclusive Option Agreement (hereinafter referred to as “Exclusive Option Agreement”) on the same day as execution of the Agreement. pursuant to Exclusive Option Agreement, Pledgor and the Company agree to irrevocably grant Pledgee one exclusive option to purchase, and Pledgee is entitled to purchase (i) all or part of shares of the Company held by Pledgor and/or (ii) all or part of assets and business owned by the Company at any time provided that Pledgee abides by relevant laws of China and conditions specified in Article 1.3 of Exclusive Option Agreement;

3. Each Pledgor signed Power of Attorney (hereinafter referred to as “Power of Attorney”) on the same day as execution of the Agreement, as the appendix of Exclusive Option Agreement, and pursuant to the Power of Attorney, each Pledgor agrees to irrevocably appoint Pledgee or its designated person with the full power to exercise all its shareholder’s rights in the Company;

4. The Company and Pledgee signed Exclusive Business Cooperation Agreement (hereinafter referred to as “Exclusive Business Cooperation Agreement”) on the same day as execution of the Agreement;

(The above Exclusive Option Agreement, Power of Attorney and Exclusive Business Cooperation Agreement are collectively referred to as “Transaction Agreement”).

5. Pledgor agrees to unconditionally and irrevocably pledge all the shares of the Company held by each one to Pledgee as security for fulfillment of all the contractual obligations under the Transaction Agreement and the Agreement by Pledgor and/or the Company. Therefore, through friendly negotiations, the parties hereby agree as follows:

Article 1 Share Pledge

1.1 Each Pledgor hereby unconditionally and irrevocably pledges all its shares of the Company held (i.e., 39.5% of shares of the Company held by Zhao Xingpeng, corresponding to contribution amount of RMB 3.95 million; 16.5% of shares of the Company held by Bai Yanli, corresponding to contribution amount of RMB 1.65 million; 15% of shares of the Company held by Yang Huafeng, corresponding to contribution amount of RMB 1.5 million; 10% of shares of the Company held by Xiang Jiangnan, corresponding to contribution amount of RMB 1million; 4.5% of shares of the Company held by Zhao Yuhong, corresponding to contribution amount of RMB 450,000; 3% of shares of the Company held by Xiao Yunchuan, corresponding to contribution amount of RMB 300,000; 2.5% of shares of the Company held by Zhai Hongtao, corresponding to contribution amount of RMB 250,000; 2% of shares of the Company held by Zhao Jianhua, corresponding to contribution amount of RMB 200,000; 2% of shares of the Company held by Cui Xiangli, corresponding to contribution amount of RMB 200,000; 1% of shares of the Company held by Luo Bi, corresponding to contribution amount of RMB 100,000; 1% of shares of the Company held by Tang Xianliang, corresponding to contribution amount of RMB 100,000; 1% of shares of the Company held by Wang Meng, corresponding to contribution amount of RMB 100,000; 0.5% of shares of the Company held by Li Jinhong, corresponding to contribution amount of RMB 50,000; 0.5% of shares of the Company held by Tian Zhonglei, corresponding to contribution amount of RMB 50,000; 0.5% of shares of the Company held by Yu Zhongfu, corresponding to contribution amount of RMB 50,000; 0.5% of shares of the Company held by Quyang Hongzhou Sculpture Garden Co., Ltd., corresponding to contribution amount of RMB 50,000.) and all the rights, interests, dividends and all the other fructus attached to the shares and accrued (hereinafter referred to as “Pledged Shares”) to Pledgee as stipulated herein, as security for fulfillment of all the obligations under the Transaction Agreement and the Agreement by Pledgor and/or the Company (hereinafter referred to as “Secured Obligations”). In case of violation of Secured Obligations or occurrence of any event of default as stipulated in the Agreement by Pledgor and/or the Company, Pledgee is entitled to realize its pledge hereunder (hereinafter referred to as “Pledge”) by means of purchasing at a discount, designating others to purchase at a discount, auction or sale of pledged equity pursuant to the Agreement.

Article 2 Secured Debts

2.1 Scope of debts secured by the pledge hereunder (hereinafter referred to as “Secured Debts”) of each Pledgor covers:

(a) all the obligations of Pledgor and/or the Company under the Transaction Agreement and the Agreement (including but not limited to debts repayment, payment of service fees and necessary damages for breach of contract and liquidated damages, etc.);

(b) fees for supervision of Pledged Shares, fees for realization of pledge and all the other payable fees.

2.2 Each Pledgor will be jointly and severally liable for obligations hereunder of other Pledgors to Pledgee.

2.3 Unless otherwise stipulated by law, Pledgee is not held liable for decrease in value of Pledged Shares in any case, and Pledgor and the Company are not entitled to have recourse against Pledgee in any form or make any request.

Article 3 Pledge Registration and Custody of Pledge Certificate

3.1 Pledgor and the Company agree that during the pledge term as stipulated herein, Pledgor shall deliver Capital Contribution Certificate and Register of Shareholders recording the pledge kept at Party C to Pledgee for custody. The deadline for delivery of such materials is within three (3) working days upon execution of the Agreement. Pledgee will keep custody of such materials during the pledge term herein.

Within ten (10) working days upon execution of the Agreement, Pledgor and the Company shall go through the formality for share pledge registration at relevant administration for industry and commerce, and deliver pledge registration document (if any) to Pledgee and/or its designated person within three (3) days upon completion of share pledge registration.

Pledgee will keep custody of such materials during the pledge term herein.

3.2 With prior written consent of Pledgee, Pledgor may increase capital of the Company. The contribution amount increased due to capital increase to the Company by Pledgor shall be part of the Pledged Share, and Pledgor, the Company and Pledgee shall sign a supplementary agreement on the capital increase, and go through the formality for registration of change of pledged share at relevant administration for industry and commerce in time.

3.3 In case that any Pledgor fails to fully pay the contribution at execution of the Agreement, its subsequent contribution amount paid shall be part of Pledged Share. Pledgor, the Company and Pledgee shall modify relevant Capital Contribution Certificate for the subsequent capital contribution, and go through the formality for registration of change of pledged share at relevant administration for industry and commerce in time (if necessary).

3.4 Pledgor and the Company are obligated in accordance with Article 3.2 to make necessary changes to Register of Shareholders and Contribution Amount forthwith after relevant capital increase or payment of contribution, and re-issue Capital Contribution Certificate and deliver to Pledgee for custody. Pledgee shall assist Pledgor and the Company in de-registering the original Capital Contribution Certificate.

3.5 Under the precondition that other provisions of the Agreement are abided by, during the term of the Agreement, Register of Shareholders of the Company will be kept by Pledgee. Due to the company’s operation requirement and with Pledgee’s consent, the Company may make necessary registration and modification of Register of Shareholders, and Pledgee shall give reasonable cooperation.

Article 4 Representations and Warranties of Pledgor and the Company

4.1 Pledgor hereby individually and jointly represents and warrants to Pledgee that:

(a) Pledgor has already taken all the necessary measures, obtained all the internal authorizations for execution and performance of the Agreement, and signed all the necessary documents to ensure legality and validity of the Pledge according to the reasonable requirements of Pledgee.

(b) Pledgor’s execution and performance of the Agreement will not violate any laws and regulations or governmental approval, authorization, notice and other governmental document which is binding on or affecting Pledgor, nor violate any agreement between Pledgor and any third party or undertaking made to a third party.

(c) Pledgor is the legal owner of Pledged Shares, and there is no existing or potential dispute on ownership of Pledged Shares. Pledgor is entitled to dispose of Pledged Shares or any part hereof, and such right is not subject to any third party.

(d) Other than the pledge created herein and other rights with written consent of Pledgee, there exists no other security interests or third party interests on Pledged Shares, and the pledge herein constitutes the first pledge in Pledged Shares.

(e) Pledged Shares may be pledged or transferred in accordance with laws of China, and Pledgor has the full right to pledge Pledged Shares to Pledgee under the Agreement.

(f) Pledgor has a full understanding of contents of the Agreement, and Pledgor has signed and performed the Agreement out of its free will, and expressed true intentions.

(g) All the documents, materials, statements and other information provided by Pledgor to Pledgee are true, complete and valid at any time.

(h) There exists no pending or potential litigation, legal procedure or claim against each Pledgor, or its assets or pledged Shares by any court or arbitral court or any governmental authority or administrative authority, which may have material adverse impact on each Pledgor’s economic conditions or its ability to fulfill obligations under the Agreement and Transaction Agreement or discharge and repay Secured Debts.

(i) The Agreement constitutes legal, valid and enforceable obligations against Pledgor.

4.2 The Company hereby represents and warrants to Pledgee that:

(a) The Company is a company limited by shares incorporated and existing under laws of China.

(b) The Company has already taken all the necessary measures, obtained all the internal authorizations for execution and performance of the Agreement, and signed all the necessary documents to ensure legality and validity of the pledge according to the reasonable requirements of Pledgee.

(c) The Company’s execution and performance of the Agreement will not violate any laws and regulations or governmental approval, authorization, notice and other governmental document which is binding on or affecting the Company, nor violate any agreement between the Company and any third party or undertaking made to a third party.

(d) The Agreement constitutes legal, valid and enforceable obligations against the Company.

Article 5 Undertakings of Pledgor and the Company

5.1 Pledgor hereby individually and jointly represents and warrants to Pledgee that:

(a) Without prior written consent of Pledgee, Pledgor shall not transfer Pledged Shares, nor authorize any third party to exercise any rights and interests related to Pledged Shares, options or other rights related thereto, nor create any other security interests on Pledged Shares or dispose of Pledged Shares in any manner which may affect the pledge.

(b) Pledgor undertakes that they will not and will cause the Company not to take, cause or allow a third party to implement any behavior which may disparage, damage or impair the pledge or value of Pledged Shares in other manner. Other than that, in case that a Pledgor is aware of any event or behavior which may affect the pledge or value of Pledged Shares, it shall notify Pledgee in writing within two (2) working days upon knowing of such event or behavior.

(c) Pledgor shall notify Pledgee immediately of any litigation, arbitration, request or action which may adversely affect interests of Pledgor or Pledgee under the Transaction Agreement and the Agreement or in relation to Pledged Shares, and notify Pledgee forthwith of progress of such litigation, arbitration, request or action, and take all the necessary measures to defend such action and protect Pledgee’s interests on Pledged Shares.

(d) Pledgor will go through and will cause the Company to go through relevant registration as stipulated herein.

(e) Notwithstanding any provision herein, Pledgor is still obligated to fulfill its obligations under the Transaction Agreement at any time, and properly fulfill its obligations under the Articles of Association in time, and realization of portion of the pledge hereunder by Pledgee shall not relieve Pledgor from any of the foregoing obligations.

(f) Pledgor warrants to Pledgee that Pledgor will abide by and fulfill all the warranties, undertakings, agreements, representations and conditions hereunder. In case of Pledgor’s failure to fulfill or fulfill all its warranties, undertakings, agreements, representations and conditions, Pledgor shall compensate all the losses suffered by Pledgee therefrom.

5.2 The Company undertakes to Pledgee as follows:

(a) Without the written consent of Pledgee in advance, Company will not allot to Pledgor the profits or other yields; in the event that Pledgor receives the profits or other yields from Company (including any undistributed profits incurred before the execution of the Agreement), Pledgor shall pay the aforementioned profits or yields to the supervision bank account designated by Pledgee within the time limit set by Pledgee so that Pledgee may supervise.

(b) Company undertakes to bear joint and several liability to Pledgee for all representations, warranties and guarantees made by Pledgor in the Agreement.

(c) Company undertakes that, it will not adopt any corporate resolution or take any similar acts that might affect Pledge, the value of Pledged Shares or lead to Pledgor’s or Company’s breach of their obligations under the Transaction Documents or the Agreement,.

Article 6 Breach of Contract and Realization of Pledge

6.1 In case of occurrence of any of the following events of default, Pledgee is entitled to require Pledgor to immediately fulfill all its obligations hereunder, and the pledge hereunder may be realized forthwith:

(a) Any representation or warranty made by Pledgor or the Company under the Agreement or Transaction Agreement is incomplete, false or invalid;

(b) Pledgor or the Company violates or fails to observe any obligation or undertaking under the Agreement or Transaction Agreement;

(c) Pledgor or the Company becomes insolvent, suspends or ceases (or may suspend or cease at the sole discretion of Pledgee) business operation or debt repayment, begins to hold debtors’ meeting or other procedure to restructure, delay or transfer its debts, or makes other arrangement or settlement agreement concerning its debts;

(d) Pledged Shares, Pledgor or the Company’s assets is faced with (or may be faced with at the reasonable judgment of Pledgee) detainment, seizure, lien, compulsory confiscation or other legal procedure;

(e) Any existing or future security interests on Pledged Shares, Pledgor or the Company’s assets are realized;

(f) Any one or more than one obligation of Pledgor or the Company under the Transaction Agreement and the Agreement is deemed as illegal or invalid;

(g) Any judicial, administrative, arbitral or mediation procedure, litigation or legal action of any kind that is or may be brought against Pledgor or the Company, which Pledgee deems will have material or adverse impact on Pledgor’s or the Company’s ability to fulfill its obligations under the Transaction Agreement or the Agreement;

(h) Pledged Shares or main assets of the Company will be confiscated compulsorily in accordance with pertinent laws of China;

(i) Pledgee believes that the Pledge created herein is in jeopardy, and has already given notice to Pledgor;

(j) Other than force majeure events, in case of any event or circumstance which Pledgee believes will make Pledgor or the Company unable to fulfill their respective obligations under the Transaction Document or the Agreement; or

(k) In case of occurrence of any other event that is similar to and has the same effect as any event listed in Article 7.1 under pertinent laws of China.

6.2 In case of occurrence of any of the above event of default, Pledgee may realize its pledge by means of purchasing at a discount, designating others to purchase at a discount, auction or sale of pledged Shares pursuant to pertinent laws of China.

6.3 Proceeds acquired by Pledgee in realizing the pledge shall be used according to the following priority order:

(a) first, to pay any expenses related to disposal of Pledged Shares and exercise of rights and power by Pledgee (including paying remuneration to its legal advisor and agent);

(b) next, to pay any tax and fee for disposal of Pledged Shares (in order to avoid any doubt, the tax excludes any income tax); and

(c) last, to repay Secured Debts to Pledgee.

Pledgee is not obligated to assume any responsibility to Pledgor concerning proceeds acquired from disposal of Pledged Shares, and Pledgor hereby exempt any right that it may have recourse against Pledgee.

6.4 Pledgee need not exercise other security or right first, or take other measures or procedure against Pledgor and/or the Company or any other person to realize the pledge herein.

6.5 At request of Pledgee, Pledgor and the Company shall take all the legal and proper actions required by Pledgee, to enable Pledgee to realize the pledge as agreed herein. For the foregoing purpose, Pledgor and the Company shall sign all the documents and materials reasonably required by Pledgee, and implement and go through all the actions and matters reasonably required by Pledgee.

6.6 Pledgee is entitled to all the rights, powers, privileges and exemptions endowed by pertinent laws and regulations of China in realizing the pledge.

Article 7 Assignment

7.1 Unless with prior consent of Pledgee, Pledgor is not entitled to present or assignment its rights and obligations hereunder.

7.2 The Agreement is binding upon Pledgor and its successors and assignees permitted, and valid on Pledgee and every successor and assignee.

7.3 Pledgee may assigne all or any right and obligation under the Business Cooperation Agreement at any time to its designated person (natural person/legal person), in such case, the assignee shall enjoy and assume rights and obligations of Pledgee hereunder, same as the party to the original agreement. In Pledgee’s transferring rights and obligations under the Business Cooperation Agreement, at Pledgee’s request, Pledgor shall sign relevant agreement and/or document on the Assignment.

7.4 In case of change in Pledgee due to the Assignment, at Pledgee’s request, Pledgor shall sign a new pledge agreement with the new Pledgee identical with this Agreement in terms of contents, and shall go through registration at relevant administration for industry and commerce.

7.5 Pledgor and the Company shall strictly abide by provisions of the Agreement and Transaction Agreement, and fulfill obligations under all the agreements, and will not carry out action/non-action that is sufficient to affect validity and enforceability of each agreement.

Article 8 Notice

8.1 All the notices and other communication required or sent hereunder shall be delivered to the following address of the party by means of personal delivery, registered post, commercial express delivery service or fax. The date that such notice is deemed to have been effectively served is determined as follows:

(a) if the notice is sent by personal delivery, express delivery service or registered post, the date it is received or rejected at the proposed address for notice is deemed effectively served.

(b) if the notice is sent by fax, the date it is successfully transmitted is deemed effectively served (shall be proved by automatically generated transmission confirmation information).

8.2 For the purpose of notices, addresses of each party are as follows:

Party A: Beijing Goxus International Management Consulting Ltd.

Address: Floor 10, Building 5, Courtyard No. 16, Chenguang East Road, Fangshan District, Beijing.

Attn: Qiu Chaojing

Tel: 13718216117

Fax: 010-53857625

Party B (1): Zhao Xingpeng,

Address: Floor 11, Building 5, Courtyard No. 16, Chenguang East Road, Fangshan District, Beijing.

Tel: 18610010001

Party B (2): Bai Yanli,

Address: Floor 6, Building 16, Courtyard No. 1, Tianxing Street, Fangshan District, Beijing.

Tel: 18600791220

Party B (3): Yang Huafeng

Address: Room 609, Building 16, Courtyard No. 1, Tianxing Street, Fangshan District, Beijing

Tel: 13811082638

Party B (4): Xiang Hui

Address: Courtyard No. 74, Nandawang Road, Chaoyang District, Beijing

Tel: 13911711181

Party B (5): Zhao Yuhong

Address: Building D9, D North District, Tangren Center, Mingshui Street, Zhangqiu City, Ji'nan City, Shandong Province (opposite Zhengda Mingquan)

Tel: 13295314439

Party B(6): Xiao Yunchuan

Address: No. 108, Building124, Dayou Beili, Haidian District, Beijing

Tel: 13311231657

Party B (7): Zhai Hongtao

Address: 24-1-102, Beiluxin Community, Fangshan District, Beijing

Tel: 13901366660

Party B (8): Zhao Jianhua

Address: No. 201, Unit 3, Building 31, Area 7, Dianliu Xincun, Lixia District, Ji'nan City

Tel: 13321159013

Party B (9): Cui Xiangli

Address: 6-1-402, Xingchuang Yishu, Xingfeng Street, Daxing District, Beijing

Tel: 18601141988

Party B (10): Luo Bi

Address: Floor 10, Building 5, No. 16, Chengguang East Road, Fangshan District, Beijing

Tel: 15810009229

Party B (11): Tang Xianliang

Address: Building A-25, Hongshan Cuiyuan, Hongshan Road, Kaifu District, Chang'sha City

Tel: 13617311993

Party B (12): Wang Meng

Address: Shengtong Home Plaza, No. 1 Yuehua Street, Gongchen Neighborhood, Fangshan District, Beijing

Tel: 18601090303

Party B (13): Li Jinhong

Address: Floor 10, Building 5, Courtyard No. 16, Chengguang East Road, Fangshan District, Beijing

Tel: 18610582011

Party B (14): Tian Zhonglei

Address: Room 503, Unit 2, Building 27, Xinzhao Jiayuan, Chaoyang District, Beijing

Tel: 13901048836

Party B (15): Yu Zhongfu

Address: 18-5, Area 1, Daning Villa, Changyang Town, Fangshan District, Beijing

Tel: 13911992967

Party B (16): Quyang Hongzhou Sculpture Garden Co., Ltd.

Address: 6-1-702, Meilunbao, Kehui Road, Chaoyang District, Beijing

Attn: Liu Hongli

Tel: 18911415266

Party C: Goxus (Beijing) Creative and Cultural Ltd.

Address: Room 1105, Floor 11, Building 5, Courtyard No. 16, Chenguang East Road, Fangshan District, Beijing

Attn: Zhao Hua

Tel: 13810475086

Fax: 010-53857625

8.3 Any party may give notice to the other parties as stipulated herein to change the address for receiving notices.

Article 9 Liability for Breach of Contract

In case of failure to fulfill or fulfill in time any obligation hereunder by Pledgor and/or the Company or occurrence of an event of default as mentioned in above Article 6.1, Pledgee is entitled to notify Pledgor and/or the Company in writing to rectify or take effective remedial measures within the specified period (hereinafter referred to as “Rectification Period”). In case that Pledgor and/or the Company still fails to rectify or take effective remedial measures within the Rectification Period, Pledgee is entitled to rescind Transaction Agreement in part or in whole besides realizing the pledge as specified in above Article 6, and require Pledgor and/or the Company to be liable for breach of contract pursuant to relevant provisions of Termination Agreement and Transaction Agreement, including compensating Pledgee for all the losses suffered therefrom (including all the expenses incurred by Pledgee to realize its rights and interests hereunder). Other than the above, Pledgee is also entitled to require Pledgor and/or the Company to compulsorily fulfill obligations hereunder, and compensate Pledgee for all the losses suffered therefrom (including all the expenses incurred by Pledgee to realize its rights and interests hereunder).

Article 10 Termination

The Agreement is terminated after Pledgor and/or the Company no longer assumes any obligation under Transaction Agreement, and Pledgee shall terminate the Agreement forthwith within the reasonable and practical time as soon as possible.

Article 11 Service Charge and Other Expenses

All the expenses and practical expenditures relating to the Agreement, including but not limited to legal costs, handling charge, stamp tax and any other tax, and expenses shall be borne by Party C.

Article 12 Confidentiality Responsibility

Each party acknowledges and confirms that the Agreement, contents of the Agreement, and any oral or written material exchanged for preparation or performance of the Agreement shall be deemed as confidential information. Each party shall keep such confidential information confidential, and shall not disclose any confidential information to any third party without written consent of the other party, other than the following information: (a) any information that has become known or will become known to the public (and only disclosure is not made by the party receiving the confidential information to the public arbitrarily); (b) any information that requires to be disclosed by applicable laws and regulations, stock trading rules, or order by the governmental authority or court; or (c) information that needs to be disclosed to its shareholder, investor, legal or financial advisor of any party for the transaction herein, and such shareholder, legal or financial advisor shall assume the same confidentiality obligation as the clause. In case of any divulge by any party’s working personnel or engaged institution, it shall be deemed as divulge by the party, which shall be held liable for breach of contract herein. This clause survives termination of the Agreement for whatever reason.

Article 13 Governing Laws and Dispute resolution

13.1 The conclusion, validity, interpretation, performance, modification and termination of the Agreement and the resolution of disputes under the Agreement shall be governed by Chinese law.

13.2 In case it still fails to be settled within 30 days after one party gives written notice to the other party for resolution through negotiation, any party may submit the dispute to China International Economic & Trade Arbitration Commission for arbitration according to the existing effective arbitral rules of the Commission when the arbitration is filed. The arbitral award is final, and binding upon all the parties.

13.3 In the event of any dispute arising from the interpretation and performance of the Agreement or any dispute under arbitration, both parties shall continue to exercise their other rights under the Agreement and perform their other obligations under the Agreement, except for the matters in dispute.

Article 14 Severability

In case that one or more than one provisions herein is ruled invalid, illegal or unenforceable in any aspect by any law and regulation, validity, legality and enforceability of the remaining provisions herein shall not be affected or impaired in any aspect. The parties shall strive to replace such invalid, illegal or unenforceable provisions with the valid ones to the largest extent permitted by laws and expected by the parties through friendly negotiations, and such valid provisions shall exert the same economic effects as the invalid, illegal or unenforceable provisions as possible.

Article 15 Appendix

Appendixes listed herein are an integral part hereof.

Article 16 Effectiveness and Miscellaneous

16.1 Any modification, supplement or change to the Agreement shall be made in writing, and comes into effect after signed or sealed and registered at the government as stipulated by law (if necessary).

16.2 In case of any requirement on initial public offer of shares of companies applying for listing (hereinafter referred to as “IPO”) or initial public offer of shares of companies adopting variable interest entities (hereinafter referred to as “VIE”) organization in accordance with any applicable law and regulation or listing rules, or requirements proposed or deemed appropriate by any stock exchange, government or other regulatory authority on such IPO (hereinafter referred to as “IPO Requirement”), in case that Pledgee proposes such requirement, Pledgor and the Company agree and undertake (a) to take all such actions (including modifying the Agreement and relevant Transaction Agreement, any relevant authorization, document, notice, etc. signed or delivered related to the Agreement and additional documents signed) to meet or satisfy (if applicable) such IPO Requirement, and (b) to take all the actions as mentioned in above (a) paragraph within the reasonable period after Pledgee proposes the requirement (no later than within 30 days upon Pledgee’s proposal of the requirement).

16.3 Any consent, instruction, requirement, notice, exercise of any right or waiver or other behavior of Pledgee herein shall be made in writing and attached with relevant director’s/board’s decision/resolution concerning approval of such matter of Pledgee.

16.4 The Agreement is made out in twenty originals, with Pledgor, Pledgee and the Company holding one each, having the same legal force, and the others are for the purpose of handling industrial and commercial registration of share pledge.

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Pledgee:

Beijing Goxus International Management Consulting Ltd. (Seal)

Legal representative/Authorized representative: Zhao Xingpeng

Date of signature: 23 December 2018

Pledgor:

ZhaoXingpeng		Bai Yanli

Signature	Zhao Xingpeng	Signature	Bai Yanli

Yang Huafeng		Xiang Jiangnan

Signature	Yang Huafeng	Signature	Xiang Jiangnan

Zhao Yuhong		Xiao Yunchuan

Signature	Zhao Yuhong	Signature	Xiao Yunchuan

Zhai Hongtao		Zhao Jianhua

Signature	Zhai Hongtao	Signature	Zhao Jianhua

Cui Xiangli		Luo Bi

Signature	Cui Xiangli	Signature	Luo Bi

Tang Xianliang		Wang Meng

Signature	Tang Xianliang	Signature	Wang Meng

Li Jinhong		Tian Zhonglei

Signature	Li Jinhong	Signature	Tian Zhonglei

Yu Zhongfu

Signature	Yu Zhongfu

Quyang Hongzhou Sculpture Garden Co., Ltd. (Seal)

Legal representative/Authorized representative:Liu Hongli

Date of signature: 23 December 2018

Party C: Goxus (Beijing) Creative and Cultural Ltd. (Seal)

Legal representative/Authorized representative: Zhao Xingpeng

Date of signature: 23 December 2018